                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL

                            AINSWORTH LUMBER CO. LTD.

                                OFFER TO EXCHANGE

                                 ALL OUTSTANDING

                  SENIOR FLOATING RATE NOTES DUE APRIL 1, 2013
                   (US$75,000,000 AGGREGATE PRINCIPAL AMOUNT)

                                       FOR

                  SENIOR FLOATING RATE NOTES DUE APRIL 1, 2013
                   (US$75,000,000 AGGREGATE PRINCIPAL AMOUNT)
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                PURSUANT TO THE PROSPECTUS, DATED ________, 2006

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________, 2006 (THE "EXPIRATION DATE") UNLESS THE OFFER IS EXTENDED BY AINSWORTH IN ITS SOLE DISCRETION. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

                                 EXCHANGE AGENT:

                              THE BANK OF NEW YORK

By Hand, Mail or Overnight Delivery                By Facsimile Transmission
        The Bank of New York                   (for Eligible Institutions only):
      101 Barclay Street - 21W                           (212) 815-5802
      New York, New York 01286                      Attention: Lesley Daley
      Attention: Lesley Daley
       For Information Call:                         Confirm by Telephone:
           (212) 815-4991                                (212) 815-4991

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TO THE DEPOSITORY TRUST COMPANY (AUTOMATED TENDER OFFER PROGRAM) OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

     By execution hereof, the undersigned acknowledges receipt of the prospectus, dated ________, 2006 (the "Prospectus"), of Ainsworth Lumber Co. Inc. ("Ainsworth"), which, together with this letter of transmittal (this "Letter of Transmittal"), constitute Ainsworth's offer (the "Exchange Offer") to exchange US$1,000 in stated amount at maturity of a new series of Senior Floating Rate Notes due April 1, 2013 of Ainsworth (the "Exchange Notes") for each US$1,000 in stated amount at maturity of outstanding Senior Floating Rate Notes due April 1, 2013 of Ainsworth (the "Original Notes", and together with the Exchange Notes, the "Notes"). The terms of the Exchange Notes are identical to the terms of the Original Notes, and evidence the same indebtedness as the Original Notes, except that the Exchange Notes will be registered under the Securities

Act of 1933, as amended (the 'Securities Act"), will not contain restrictions on transfer or provisions relating to special interest under circumstances related to the timing of the Exchange Offer, will bear a different CUSIP number than the Original Notes and will not entitle Holders (as defined below) to registration rights.

     This Letter of Transmittal is to be used by Holders if: (i) certificates representing Original Notes are to be physically delivered to the Exchange Agent by Holders; (ii) tender of Original Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Original Notes (such participants, acting on behalf of Holders, together with such Holders, "Acting Holder"); or
(iii) tender of Original Notes is to be made according to the guaranteed delivery procedures. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If delivery of the Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in (ii) in the immediately preceding paragraph, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Original Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP"). To tender Original Notes through ATOP, the electronic instructions sent to DTC and transmitted by DTC to the Exchange Agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, this Letter of Transmittal.

     Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver confirmation of the book-entry tender of their Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer--Guaranteed Delivery Procedures".

     Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means: (i) any person in whose name Original Notes are registered on the books of Ainsworth or any other person who has obtained a properly completed bond power from the registered Holder or (ii) any participant in DTC whose Original Notes are held of record by DTC who desires to deliver such Original Notes by book-entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR ORIGINAL NOTES (OTHER THAN BY BOOK-ENTRY TRANSFER AS DESCRIBED ABOVE) MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

     List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto. Tenders of Original Notes will be accepted only in authorized denominations of US$1,000.

                          DESCRIPTION OF ORIGINAL NOTES

                                       Certificate Number(s)           Amount of
Name(s) and Address(es) of Holder(s)     (Attached signed      Original Notes Tendered
     (Please fill in, if blank)          list if necessary)*     (if less than all)**
------------------------------------   ---------------------   -----------------------

------------------------------------   ---------------------   -----------------------

------------------------------------   ---------------------   -----------------------

------------------------------------   ---------------------   -----------------------

------------------------------------   ---------------------   -----------------------

------------------------------------   ---------------------   -----------------------

------------------------------------   ---------------------   -----------------------

------------------------------------   ---------------------   -----------------------

------------------------------------   ---------------------   -----------------------

TOTAL
      ------------------------------   ---------------------   -----------------------

* Need not be completed by Holders who tender Original Notes by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes represented by the Original Notes indicated in column 2. See Instruction 2. Original Notes tendered hereby must be in denominations of principal amount of US$1,000 and any integral multiple thereof. See Instruction 1.

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution _________________________________________________

Account Number ________________________________________________________________

Transaction Code Number _______________________________________________________

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of Original Notes: ________________________________________

Window Ticket No. (if any): ____________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ____________________________

Name of Eligible Institution that Guaranteed Delivery: _________________________

If Delivered by Book-Entry Transfer: ___________________________________________

     Name of Tendering Institution: ____________________________________________

     Account Number: ___________________________________________________________

     Transaction Code No.: _____________________________________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER OR OTHER PARTY ENTITLED, PURSUANT TO THE TERMS OF THE REGISTRATION RIGHTS AGREEMENT REFERRED TO IN THE PROSPECTUS, TO RECEIVE AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO WITHIN 180 DAYS AFTER THE EXPIRATION DATE.

Name: __________________________________________________________________________

Address: _______________________________________________________________________

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges and represents that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and representing and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired as a result of market-making activities or other trading activities. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Ainsworth the above-described principal amount of Original Notes. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Ainsworth all right, title and interest in and to such Original Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of Ainsworth and as Trustee under the Indenture for the Original Notes and the Exchange Notes) to cause the Original Notes to be assigned, transferred and exchanged.

     The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Original Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, Ainsworth will acquire good and unencumbered title to the tendered Original Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

     The undersigned further agrees that acceptance of any tendered Original Notes by Ainsworth and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by Ainsworth of certain obligations under the Registration Rights Agreement, dated April 18, 2006, among Ainsworth and the initial purchaser named therein (the "Registration Rights Agreement"), and result in Ainsworth having no further obligations or liabilities thereunder.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "Exchange Offer -- Conditions". The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Ainsworth) as more particularly set forth in the Prospectus, Ainsworth may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     By tendering, each Holder of Original Notes represents to Ainsworth that
(i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder, (ii) neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) if the Holder is not a broker-dealer or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Original Notes, neither the Holder nor any such other person is engaged in or intends to participate in a distribution of the Exchange Notes and (iv) neither the Holder nor any such other person is an "affiliate" of Ainsworth within the meaning of Rule 405 under the Securities Act, or, if such Holder is such an "affiliate", such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the tendering Holder is a broker-dealer (whether or not such Holder is also an "affiliate" of Ainsworth within the meaning of Rule 405 under the Securities Act) that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The Securities and Exchange Commission (the "SEC") has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Notes (other than a resale of Exchange Notes received in exchange for an unsold allotment from the original sale of the Original Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by certain broker-dealers (as specified in the Registration Rights Agreement referenced in the Prospectus) ("Participating Broker-Dealers") in connection with the sale or transfer of such Exchange Notes for a period of time starting on the Expiration Date and ending on the close of business 90 days after the Expiration Date. Ainsworth has agreed that, for such period of time, it will make the Prospectus (as it may be amended or supplemented) available to such a broker-dealer which elects to exchange Original Notes, acquired for its own account as a result of market making or other trading activities, for Exchange Notes pursuant to the Exchange Offer for use in connection with any resale of such Exchange Notes. By accepting the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer acknowledges and agrees to notify Ainsworth prior to using the Prospectus in connection with the sale or transfer of Exchange Notes and that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) Ainsworth has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either Ainsworth has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if Ainsworth has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of Exchange Notes. A broker-dealer that acquired Original Notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is a broker-dealer or an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holder's business, at the time of commencement of the Exchange Offer such Holder has no arrangement or understanding with any person to participate in a distribution of such Exchange Notes, and such Holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes. The SEC has not considered the Exchange Offer in the context of a no-action letter, however, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.

     For purposes of the Exchange Offer, Ainsworth shall be deemed to have accepted validly tendered Original Notes when, as and if Ainsworth has given oral or written notice thereof to the Exchange Agent and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Original Notes are submitted for a greater principal amount than the Holder desires to exchange, such unaccepted or non-exchanged Original Notes will be returned without expense to the tendering Holder thereof (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to customary book-entry transfer procedures, such non-exchanged Original Notes will be credited to an account maintained with DTC as promptly as practicable after the expiration or termination of the Exchange Offer).

     The undersigned will, upon request, execute and deliver any additional documents deemed by Ainsworth to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors, assigns, executors and administrators.

     The undersigned understands that tenders of Original Notes pursuant to the instructions hereto will constitute a binding agreement between the undersigned and Ainsworth upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instruction", please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Original Notes tendered by DTC, by credit to the account at
DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions", please send the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any certificates for Original Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through

DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Ainsworth has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Notes from the name of the registered Holder(s) thereof if Ainsworth does not accept for exchange any of the Original Notes so tendered.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE

 (TO BE COMPLETED BY HOLDERS OF ORIGINAL NOTES TENDERING PHYSICAL CERTIFICATES)

This Letter of Transmittal must be signed by the Holder(s) of Original Notes exactly as their name(s) appear(s) on certificate(s) for Original Notes or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Ainsworth of such person's authority to so act. See Instruction 3 herein. If the signature appearing below is not of the registered Holder(s) of the Original Notes, then the registered Holder(s) must sign a valid proxy.


X                                       Date:
  -----------------------------------         ----------------------------------


X                                       Date:
  -----------------------------------         ----------------------------------
     Signature(s) of Holder(s) or
        Authorized Signatory

Name(s):                                Address:
         ----------------------------            -------------------------------

-------------------------------------   ----------------------------------------
            (Please Print)                        (Including ZIP Code)

Capacity(ies):                          Area Code and
               ----------------------   Telephone No.:
                                                       -------------------------

Taxpayer Identification or Social Security No(s).:
                                                   -----------------------------

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

________________________________________________________________________________
             (Name of Eligible Institution Guaranteeing Signatures)

________________________________________________________________________________
    (Address (including zip code) and Telephone Number (including area code)
                                    of Firm)


________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                 (Printed Name)

________________________________________________________________________________
                                     (Title)

Date: _______________________________

                            SPECIAL ISSUANCE INSTRUCTIONS
                             (SEE INSTRUCTION 4 HEREIN)

To be completed ONLY if certificates for Original Notes in a stated amount at maturity not tendered are to be issued in the name of, or the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Original Notes" within this Letter of Transmittal.

Name: _______________________________
               (Please Print)

Address: ____________________________
               (Please Print)

_____________________________________
               Zip Code

 _____________________________________________________________________________
                Taxpayer Identification or Social Security Number
                        (See Substitute Form W-9 herein)

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

To be completed ONLY if certificates for Original Notes in a stated amount at maturity not tendered or not accepted for purchase or the Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Original Notes" within this Letter of Transmittal.

Name: _______________________________
               (Please Print)

Address: ____________________________
               (Please Print)

_____________________________________
               Zip Code

_____________________________________________________________________________
                Taxpayer Identification or Social Security Number
                        (See Substitute Form W-9 herein)

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. The certificates for the tendered Original Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Original Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or a facsimile hereof and any other documents required by this Letter of Transmittal (unless a Letter of Transmittal is not required to be delivered because the Original Notes are being tendered by book-entry transfer) must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither this Letter of Transmittal nor Original Notes should be sent to Ainsworth.

     Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer in a timely basis must tender their Original Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and a Notice of Guaranteed Delivery, substantially in the form provided by Ainsworth (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Original Notes, the certificate number or numbers of such Original Notes and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, the certificates representing all physically tendered Original Notes, in proper form for transfer, or a confirmation of book-entry transfer ("Book-Entry Confirmation"), as the case may be, and any other documents required by the applicable Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered Original Notes in proper form for transfer, or a Book-Entry Confirmation, and all other documents required by this Letter of Transmittal are received by the Exchange Agent within two New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Holders of Original Notes who wish to tender their Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Original Notes tendered for exchange will be determined by Ainsworth, in its sole discretion, which determination shall be final and binding. Ainsworth reserves the absolute right to reject any and all tenders of any particular Original Notes not properly tendered or to not accept any particular Original Notes which acceptance might, in Ainsworth's judgment or its counsel's judgment, be unlawful. Ainsworth also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Original Notes either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Original Notes in the exchange offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Original Notes either before or after the Expiration Date (including the instructions in this Letter of Transmittal) by Ainsworth shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes for exchange must be cured within such reasonable period of time as Ainsworth shall determine. Neither Ainsworth, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Original Notes for exchange, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Original Notes not validly tendered will be returned without cost by the Exchange Agent to the tendering Holders of Original Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

2. PARTIAL TENDERS; WITHDRAWALS. If less than all Original Notes are tendered, the tendering Holder should fill in the number of Original Notes tendered in the third column of the chart entitled "Description of Original Notes". All Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Original Notes are tendered, Original Notes for the aggregate principal amount of Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Original Notes are tendered, a certificate or certificates representing Exchange Notes issued in exchange of any Original Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box in this Letter of Transmittal or unless tender is made through DTC, promptly after the Original Notes are accepted for exchange.

     Tenders of Original Notes may be withdrawn at any time prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth in this Letter of Transmittal. Any such notice of withdrawal must specify the name of the person having tendered the Original Notes to be withdrawn, identify the Original Notes to be withdrawn (including the principal amount of such Original Notes), and (where certificates for Original Notes have been transmitted) specify the name in which such Original Notes are registered, if different from that of the withdrawing Holder. If certificates for Original Notes have been delivered or otherwise identified to the Exchange Agent then, prior to the release of such certificates, the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Ainsworth in its sole discretion, which determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the relevant book-entry transfer procedures, such Original Notes will be credited to an account maintained with DTC for the Original Notes) as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn Original Notes may be retendered by following the procedures for tendering Original Notes set out in this Letter of Transmittal at any time prior to the Expiration Date.

3. SIGNATURE ON THE LETTER OF TRANSMITTAL; BOND POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or a copy hereof) is signed by the registered Holder or Holders of the Original Notes tendered hereby, the signature must correspond with the name or names as written on the face of the Original Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or a copy hereof) is signed by the registered Holder or Holders of Original Notes tendered and the certificate or certificates for Exchange Notes issued in exchange therefor is to be issued (or any untendered number of Original Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Original Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Original Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

     If Original Notes are registered in the name of a person other than a signor of this Letter of Transmittal, the Original Notes surrendered for exchange must be endorsed by, or be accompanied by, a written instrument or instruments of transfer or exchange in satisfactory form as determined by Ainsworth in its sole discretion, duly executed by the registered Holder with the signature thereon guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Original Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Ainsworth, proper evidence satisfactory to Ainsworth of their authority to so act must be submitted.

     Endorsements on Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Original Notes surrendered for exchange pursuant thereto are tendered (i) by a registered Holder who has not completed the box entitled "Special Issuance Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution (as defined below). In the event that signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be made by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States or which is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") (collectively, "Eligible Institutions").

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should include, in the applicable spaces, the name and address to which Exchange Notes or substitute Original Notes for principal amount not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Original Notes through DTC, if different from the account maintained at DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

5. TRANSFER TAXES. Ainsworth shall pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes, or Original Notes for principal amounts at maturity not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Original Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

6. WAIVER OF CONDITIONS. Ainsworth reserves the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address specified in the Prospectus.

9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Original Notes will be resolved by Ainsworth, whose determination will be final and binding. Ainsworth reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of Ainsworth's counsel, be unlawful. Ainsworth also reserves the right to waive any irregularities or conditions of tender as to the particular Original Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of Ainsworth, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Ainsworth's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

10. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

11. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE (UNLESS THE ORIGINAL NOTES ARE TENDERED BY BOOK-ENTRY TRANSFER, IN WHICH CASE THE TENDER OF ORIGINAL NOTES MUST BE EFFECTED IN ACCORDANCE WITH THE PROCEDURES MANDATED BY DTC'S ATOP ON OR PRIOR TO THE EXPIRATION DATE).

                            IMPORTANT TAX INFORMATION

     The Holder is required to give the Exchange Agent the social security number or employer identification number of the Holder. If the Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

           TO BE COMPLETED BY HOLDERS TENDERING PHYSICAL CERTIFICATES

PAYORS NAME: AINSWORTH LUMBER CO. LTD.

SUBSTITUTE                Please fill out your name and address below:
FORM W-9
DEPARTMENT OF THE         Name: ________________________________________________
TREASURY
INTERNAL REVENUE          Address (Number and street): _________________________

SERVICE                   ______________________________________________________

                          City, State and Zip Code: ____________________________

                          ______________________________________________________

PAYER'S REQUEST FOR       PART 1 -- PLEASE PROVIDE YOUR         ________________
TAXPAYER IDENTIFICATION   TIN IN THE BOX AT RIGHT AND CERTIFY   Social Security
NUMBER (TIN)              BY SIGNING AND DATING BELOW                Number

                                                                OR

                                                                ________________
                                                                    Employer
                                                                Identification
                                                                     Number

                                                                PART 3 --
                          PART 2 -- CERTIFICATION -- UNDER
                          PENALTIES OF PERJURY, I CERTIFY       Awaiting
                          THAT: (1) The number shown on this    TIN      [ ]
                          form is my correct Taxpayer
                          Identification Number (or I am        Exempt   [ ]
                          waiting for a number to be issued
                          to me) and (2) I am not subject to
                          backup withholding either because
                          (a) I am exempt from backup
                          withholding; or (b) I have not been
                          notified by the Internal Revenue
                          Service (the "IRS") that I am
                          subject to backup withholding as a
                          result of failure to report all
                          interest and dividends, or (c) the
                          IRS has notified me that I am no
                          longer subject to backup
                          withholding.

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the applicable box in Part 3.


SIGNATURE                               DATE
          ---------------------------        -----------------------------------

NAME (Please Print)
                    ------------------------------------------------------------

ADDRESS (Number and street)
                            ----------------------------------------------------

                            City, State and Zip Code

          ----------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE APPLICABLE BOX IN
PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.


--------------------------------------   ---------------------------------------
Signature                                Date

IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                          (DO NOT WRITE IN SPACE BELOW)

CERTIFICATE SURRENDERED   ORIGINAL NOTES TENDERED   ORIGINAL NOTES ACCEPTED
-----------------------   -----------------------   -----------------------

Delivery Prepared
by ____________________   Checked by ____________   Date __________________